UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 5, 2010

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Truesport Alliances and Entertainment, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

5795-A Rogers Street, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices)      (Zip Code)

702-543-5141

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         .   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         .   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         .   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2010, the Board of Directors voted not to extend the contract of Interim CEO Eddie Wenrick.  On January 21, 2010, Eddie Wenrick, was appointed Interim CEO, of Truesport Alliances, Ltd. Mr. Wenrick's interim term was three (3) months.

Scott Ence, the Company’s President will serve as Interim CEO.

c)    Exhibits

      No.   Exhibits

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      None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2010

By: /s/ Scott Ence

Name:  Scott Ence

Title: President

EXHIBIT INDEX

      No.   Exhibits

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      None.